SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 30, 2007
Triad Automobile Receivables Trust 2007-A
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation
(Sponsor with respect to Securities)

Delaware	333-132215-03	30-6136421

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mike L. Wilhelms c/o Triad Financial Special Purpose LLC 7711 Center Avenue Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (714) 373-8300
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT
INDENTURE
TRUST AGREEMENT
SALE AND SERVICING AGREEMENT
FINANCIAL GUARANTY INSURANCE POLICY
PURCHASE AGREEMENT
INSURANCE AND INDEMNITY AGREEMENT
ISDA MASTER AGREEMENT AND SCHEDULE
CONFIRMATION OF THE PRIMARY SWAP

Item 8.01. Other Events
     Triad Financial Special Purpose LLC, as Depositor (“Depositor”), has registered an issuance of $5,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-132215) (the “Registration Statement”). Pursuant to the Registration Statement, Triad Automobile Receivables Trust 2007-A (the “Issuing Entity”) issued $150,000,000 Class A-1 5.3032% Asset Backed Notes (the “Class A-1 Notes”), $278,000,000 Class A-2 5.35% Asset Backed Notes (the “Class A-2 Notes”), $127,000,000 Class A-3 5.28% Asset Backed Notes (the “Class A-3 Notes”) and $220,110,000 Class A-4 Floating Rate Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) on May 30, 2007 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issue pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”).
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.
     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of May 22, 2007 filed with the Commission pursuant to Rule 425(b)(5) of the Act on May 24, 2007.

Item 9.01.	Exhibits
1.1	Underwriting Agreement, dated as of May 22, 2007, among the Depositor, and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as Representatives of the several Underwriters.

4.1	Indenture, dated as of May 30, 2007, between the Issuing Entity and the Indenture Trustee.

4.2	Trust Agreement, dated as of May 30, 2007, among Triad Financial Corporation (“Triad”), the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of May 30, 2007, among the Depositor, Triad, the Issuing Entity and the Indenture Trustee.

4.4	Financial Guaranty Insurance Policy, dated as of May 30, 2007 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1	Purchase Agreement, dated as of May 30, 2007, between Triad and the Depositor.

Item 9.01.	Exhibits
10.2	Insurance and Indemnity Agreement, dated as of MAY 30, 2007, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.

99.1	ISDA Master Agreement and Schedule to the ISDA Master Agreement between the Issuing Entity and Goldman Sachs Capital Markets, L.P. as swap counterparty (the “Swap Counterparty”), dated as of May 30, 2007.

99.2	Confirmation of the Primary Swap Relating to the Class A-4 Notes between the Issuing Entity and the Swap Counterparty, dated as of May 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
By:	/s/ Mike L. Wilhelms
Name:	Mike L. Wilhelms
Title:	Chief Financial Officer

Dated: June 4, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 22, 2007, among the Depositor, and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as Representatives of the several Underwriters.

4.1	Indenture, dated as of May 30, 2007, between the Issuing Entity and the Indenture Trustee.

4.2	Trust Agreement, dated as of May 30, 2007, among Triad Financial Corporation (“Triad”), the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of May 30, 2007, among the Depositor, Triad, the Issuing Entity and the Indenture Trustee.

4.4	Financial Guaranty Insurance Policy, dated as of May 30, 2007 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1	Purchase Agreement, dated as of May 30, 2007, between Triad and the Depositor.

10.2	Insurance and Indemnity Agreement, dated as of MAY 30, 2007, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.

99.1	ISDA Master Agreement and Schedule to the ISDA Master Agreement between the Issuing Entity and Goldman Sachs Capital Markets, L.P. as swap counterparty (the “Swap Counterparty”), dated as of May 30, 2007.

99.2	Confirmation of the Primary Swap Relating to the Class A-4 Notes between the Issuing Entity and the Swap Counterparty, dated as of May 30, 2007.